UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2019

BRISTOL-MYERS SQUIBB COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-1136 (Commission File Number) 430 East 29th Street, 14th Floor New York, NY, 10016 (Address of Principal Executive Office)	22-0790350 (IRS Employer Identification Number)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	BMY	New York Stock Exchange
1.000% Notes due 2025		New York Stock Exchange
1.750% Notes due 2035		New York Stock Exchange

Item 1.01	Entry into a Material Definitive Agreement.

Senior Notes Offering

On May 16, 2019, Bristol-Myers Squibb Company (the “Company”) completed the private offering (the “Offering”) and issuance of senior unsecured notes in a combined aggregate principal amount of $19 billion, consisting of (i) $750,000,000 aggregate principal amount of its floating rate notes due 2020 (the “2020 Floating Rate Notes”), (ii) $500,000,000 aggregate principal amount of its floating rate notes due 2022 (the “2022 Floating Rate Notes”), (iii) $1,000,000,000 aggregate principal amount of its 2.550% notes due 2021 (the “2021 Notes”), (iv) $1,500,000,000 aggregate principal amount of its 2.600% notes due 2022 (the “2022 Notes”), (v) $3,250,000,000 aggregate principal amount of its 2.900% notes due 2024 (the “2024 Notes”), (vi) $2,250,000,000 aggregate principal amount of its 3.200% notes due 2026 (the “2026 Notes”), (vii) $4,000,000,000 aggregate principal amount of its 3.400% notes due 2029 (the “2029 Notes”), (viii) $2,000,000,000 aggregate principal amount of its 4.125% notes due 2039 (the “2039 Notes”) and (ix) $3,750,000,000 aggregate principal amount of its 4.250% notes due 2049 (the “2049 Notes” and collectively, the “Notes”).

The Notes were sold pursuant to a Purchase Agreement, dated May 7, 2019, among the Company and the initial purchasers named therein. The Notes were offered and were also sold pursuant to, and in accordance with the terms and subject to the conditions set forth in, a confidential offering memorandum, dated May 7, 2019. The Notes are governed by and were issued pursuant to that certain Indenture, dated as of June 1, 1993 (the “Indenture”), by and between the Company and The Bank of New York Mellon, as trustee, as supplemented by the Tenth Supplemental Indenture, dated as of May 16, 2019 (the “Tenth Supplemental Indenture”). The Indenture contains customary covenants and restrictions, including covenants that require the Company to satisfy certain conditions in order to incur debt secured by liens, engage in sale/leaseback transactions or merge or consolidate with another entity. The Indenture also provides for customary events of default.

The Offering was conducted in connection with the previously announced proposed acquisition (the “Merger”) of Celgene Corporation (“Celgene”), which is expected to occur in the third quarter of calendar year 2019. The Company intends to use the net proceeds from the Offering to fund a portion of the aggregate cash portion of the merger consideration to be paid to Celgene shareholders in connection with the Merger and to pay related fees and expenses, with any remaining proceeds being used for general corporate purposes. The Offering is not conditioned upon the consummation of the Merger. However, if (i) the Merger has not been consummated on or prior to July 30, 2020 or (ii) prior to such date, the Company notifies the trustee in respect of the Notes that the Company will not pursue the consummation of the Merger, then the Company will be required to redeem all outstanding Notes at a special mandatory redemption price equal to 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest, if any, to, but not including, applicable special mandatory redemption date.

The 2020 Floating Rate Notes will bear interest at a floating rate, reset quarterly, equal to three-month London Inter-Bank Offered Rate (“LIBOR”) plus 0.200% per annum and will mature on November 16, 2020. The 2022 Floating Rate Notes will bear interest at a floating rate, reset quarterly, equal to three-month LIBOR plus 0.380% per annum and will mature on May 16, 2022. The 2021 Notes will bear interest at a rate of 2.550% per annum and will mature on May 14, 2021. The 2022 Notes will bear interest at a rate of 2.600% per annum and will mature on May 16, 2022. The 2024 Notes will bear interest at a rate of 2.900% per annum and will mature on July 26, 2024. The 2026 Notes will bear interest at a rate of 3.200% per annum and will mature on June 15, 2026. The 2029 Notes will bear interest at a rate of 3.400% per annum and will mature on July 26, 2029. The 2039 Notes will bear interest at a rate of 4.125% per annum and will mature on June 15, 2039. The 2049 Notes will bear interest at a rate of 4.250% per annum and will mature on October 26, 2049.

Interest on the 2020 Floating Rate Notes will be payable on February 16, May 16, August 16 and November 16 of each year, beginning August 16, 2019. Interest on the 2022 Floating Rate Notes will be payable on February 16, May 16, August 16 and November 16 of each year, beginning August 16, 2019. Interest on the 2021 Notes will be payable on May 14 and November 14 of each year, beginning November 14, 2019. Interest on the 2022 Notes will be payable on May 16 and November 16 of each year, beginning November 16, 2019. Interest on the 2024 Notes will be payable on January 26 and July 26 of each year, beginning January 26, 2020. Interest on the 2026 Notes will be payable on June 15 and December 15 of each year, beginning December 15, 2019. Interest on the 2029 Notes will be payable on January 26 and July 26 of each year, beginning January 26, 2020. Interest on the 2039 Notes will be payable on June 15 and December 15 of each year, beginning December 15, 2019. Interest on the 2049 Notes will be payable on April 26 and October 26 of each year, beginning October 26, 2019.

At any time prior to (i) the applicable maturity date with respect to the 2021 Notes and 2022 Notes and (ii) the applicable Par Call Date (as specified in the Tenth Supplemental Indenture) with respect to the 2024 Notes, the 2026 Notes, the 2029 Notes, the 2039 Notes and the 2049 Notes, the Company may redeem such series of Notes, in each case, in whole or from time to time in part at an applicable redemption price equal to the greater of (1) 100% of the principal amount of such series of Notes to be redeemed or (2) the sum of the present values of the remaining scheduled payments of principal and interest on such series of Notes to be redeemed (not including any portion of such payments of interest accrued as of the redemption date) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the sum of the applicable Reference Dealer Rate (as defined in the Tenth Supplemental Indenture) plus the applicable make-whole premium (as specified in the Tenth Supplemental Indenture), and any accrued and unpaid interest thereon to, but not including the applicable date of redemption.

At any time after the applicable Par Call Date, the Company may redeem in whole or in part, at its option, the 2024 Notes, the 2026 Notes, the 2029 Notes, the 2039 Notes and the 2049 Notes at an applicable redemption price equal to 100% of the principal amount of such series of Notes, and any accrued and unpaid interest thereon to, but not including the applicable date of redemption.

The 2020 Floating Rate Notes and the 2022 Floating Rate Notes are not redeemable prior to maturity.

The description of the Indenture, the Tenth Supplemental Indenture and the Notes contained in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture, the Tenth Supplemental Indenture and the Notes. The Indenture was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K dated May 27, 1993 and filed on June 3, 1993 and the terms of which are incorporated herein by reference. The Tenth Supplemental Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K and the terms of which are incorporated herein by reference. The forms of Notes are filed as Exhibits 4.2, 4.3, 4.4, 4.5, 4.6, 4.7, 4.8, 4.9 and 4.10, respectively, to this Current Report on Form 8-K and the terms of which are incorporated herein by reference.

Registration Rights Agreement

On May 16, 2019, in connection with the completion of the Offering, the Company and Morgan Stanley & Co. LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, and Wells Fargo Securities, LLC, as representatives of the initial purchasers of the Notes, entered into a registration rights agreement with respect to the Notes (the “Registration Rights Agreement”). The Company agreed under the Registration Rights Agreement to use its commercially reasonable efforts to (i) file a registration statement on an appropriate registration form with respect to a registered offer to exchange the Notes for new notes, with terms substantially identical in all material respects to the Notes, and (ii) cause the registration statement to become effective under the Securities Act. The Company shall be obligated to pay additional interest on the Notes if it does not complete the exchange offer on or prior to the 365th day after Merger, or, if the shelf registration statement with respect to the Notes (if required to be filed) is not declared effective by the later of (i) 180 days after the 365th day after the consummation of the Merger, or (ii) 180 days after the receipt of the relevant request for filing of a shelf registration statement from any of the initial purchasers pursuant to the terms of the Registration Rights Agreement.

The description of the Registration Rights Agreement contained in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed hereto as Exhibit 4.11 to this Current Report on Form 8-K, and the terms of which are incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

As previously reported, on January 2, 2019, the Company entered into a commitment letter (the “Bridge Loan Commitment Letter”) with Morgan Stanley Senior Funding, Inc. and MUFG Bank, Ltd. (collectively, the “Commitment Parties”) pursuant to which, subject to the terms and conditions set forth therein, the Commitment Parties committed to provide a 364-day senior unsecured bridge term loan facility in an aggregate principal amount of up to $33.5 billion (the “Bridge Commitment”) to fund the aggregate cash portion of the merger consideration to be paid to Celgene shareholders in connection with the Merger.

On January 18, 2019, the Bridge Commitment was reduced to $25,500,000,000 as a result of the Company entering into an $8 billion term loan credit agreement with the various financial institutions named therein, as lenders, and Morgan Stanley Senior Funding, Inc., as administrative agent for the lenders.

On May 16, 2019, the Bridge Commitment was reduced to $0 as a result of the Company receiving net cash proceeds from the issuance of the Notes and cash on hand at the Company and the Bridge Loan Commitment Letter was terminated in its entirety as permitted under its terms. In connection with the termination of the Bridge Loan Commitment Letter, all accrued and unpaid fees thereunder were paid in full and all commitments thereunder were terminated.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are included as part of this Current Report on Form 8-K:

Exhibit No.	Description

4.1	Tenth Supplemental Indenture, dated as of May 16, 2019, by and between Bristol-Myers Squibb Company and The Bank of New York Mellon, as Trustee, to the Indenture dated as of June 1, 1993
4.2	Form of $750,000,000 Senior Floating Rate Notes due 2020 (included as Exhibit C to Exhibit 4.1)
4.3	Form of $500,000,000 Senior Floating Rate Notes due 2022 (included as Exhibit D to Exhibit 4.1)
4.4	Form of $1,000,000,000 2.550% Senior Notes due 2021 (included as Exhibit E to Exhibit 4.1)
4.5	Form of $1,500,000,000 2.600% Senior Notes due 2022 (included as Exhibit F to Exhibit 4.1)
4.6	Form of $3,250,000,000 2.900% Senior Notes due 2024 (included as Exhibit G to Exhibit 4.1)
4.7	Form of $2,250,000,000 3.200% Senior Notes due 2026 (included as Exhibit H to Exhibit 4.1)
4.8	Form of $4,000,000,000 3.400% Senior Notes due 2029 (included as Exhibit I to Exhibit 4.1)
4.9	Form of $2,000,000,000 4.125% Senior Notes due 2039 (included as Exhibit J to Exhibit 4.1)
4.10	Form of $3,750,000,000 4.250% Senior Notes due 2049 (included as Exhibit K to Exhibit 4.1)
4.11
Registration Rights Agreement, dated as of May 16, 2019, by and among Bristol-Myers Squibb Company and Morgan Stanley & Co. LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, and Wells Fargo Securities, LLC, as representatives of the initial purchasers of the Notes

EXHIBIT INDEX

Exhibit No.	Description

4.1	Tenth Supplemental Indenture, dated as of May 16, 2019, by and between Bristol-Myers Squibb Company and The Bank of New York Mellon, as Trustee, to the Indenture dated as of June 1, 1993
4.2	Form of $750,000,000 Senior Floating Rate Notes due 2020 (included as Exhibit C to Exhibit 4.1)
4.3	Form of $500,000,000 Senior Floating Rate Notes due 2022 (included as Exhibit D to Exhibit 4.1)
4.4	Form of $1,000,000,000 2.550% Senior Notes due 2021 (included as Exhibit E to Exhibit 4.1)
4.5	Form of $1,500,000,000 2.600% Senior Notes due 2022 (included as Exhibit F to Exhibit 4.1)
4.6	Form of $3,250,000,000 2.900% Senior Notes due 2024 (included as Exhibit G to Exhibit 4.1)
4.7	Form of $2,250,000,000 3.200% Senior Notes due 2026 (included as Exhibit H to Exhibit 4.1)
4.8	Form of $4,000,000,000 3.400% Senior Notes due 2029 (included as Exhibit I to Exhibit 4.1)
4.9	Form of $2,000,000,000 4.125% Senior Notes due 2039 (included as Exhibit J to Exhibit 4.1)
4.10	Form of $3,750,000,000 4.250% Senior Notes due 2049 (included as Exhibit K to Exhibit 4.1)
4.11
Registration Rights Agreement, dated as of May 16, 2019, by and among Bristol-Myers Squibb Company and Morgan Stanley & Co. LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, and Wells Fargo Securities, LLC, as representatives of the initial purchasers of the Notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY
Dated: May 16, 2019	By:	/s/ Katherine R. Kelly
	Name:	Katherine R. Kelly
	Title:	Corporate Secretary